RiverPark Funds Trust

RiverPark Strategic Income Fund

Supplement dated September 24, 2013 to the Statement of Additional Information (“SAI”) dated August 30, 2013

This supplement provides new information and should be read in conjunction with the SAI.

On the cover page of the SAI dated August 30, 2013, the ticker symbols for the Retail Class Shares and International Class Shares are replaced in their entirety with the following:

Retail Class Shares (Ticker Symbol: RSIVX)
Institutional Class Shares (Ticker Symbol: RSIIX)

In the “Portfolio Holdings Information” section of the SAI dated August 30, 2013, the first paragraph is replaced in its entirety with the following:

The Adviser and the Fund maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund.  These portfolio holdings disclosure policies have been approved by the Board.  Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the IDEA database on the SEC’s website at www.sec.gov.  In addition, the Fund discloses its portfolio holdings on the Fund’s website at www.riverparkfunds.com on a monthly basis approximately 10 days after the end of each month.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RPF-SK-013-0100